UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 22, 2023

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2111 E. Highland Ave., Suite B375, Phoenix, AZ 85016

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael Weinberger – Resignation

On May 17, 2023, Mr. Michael Weinberger voluntarily resigned as Chief Executive Officer and member of the Board of Directors of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Weinberger will remain with the Company as a Strategic Advisor.

Douglas Bowden – Appointment

On May 22, 2023, the Board appointed Mr. Douglas Bowden, age 63, as the Company’s Interim Chief Executive Officer. Mr. Bowden is currently the Chairman of the Company’s Board of Directors.

The biography for Mr. Bowden is set forth below:

Mr. Bowden started his career in the electronics industry, working in a successful family run business, which he purchased with his brother and ran for nearly 20 years. This tech company's success was based on signal processing and monitoring providing hardware and software for broadcasters during the high definition revolution. Bowden sold his business in 2009 and in 2013, Mr. Bowden and his son started Viridis Group, a real estate company centered on residential remodeling, multifamily and commercial real estate development in Colorado and Arizona. Through this venture they gained experience in real estate acquisition, design, project and construction management, leasing, finance and sales. Viridis Group has recently adopted the name Bowden Investment Group. Mr. Bowden attended the University of South Dakota where he studied business.

Family Relationships

Mr. Bowden is not related to any officer or director of the Company.

Related Party Transactions

Mr. Bowden is co-founder of Viridis Group, dba Bowden Investment Group, a strategic partner of the Company. A full discussion of all related party transactions can be found in the Form 10-K filed with the SEC on January 13, 2023, incorporated by reference herein.

Item 8.01.	Other Events.

The Company welcomes Jeffrey Rassas, current Director of the Company and former Chief Strategy Officer, as a Strategic Advisor to the Company, assisting with Capital Markets and Investor Relations.

In an effort to stabilize cash flows, the Company has made significant reductions to operating expenses within the organization including laying off employees and reducing certain outside service expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: May 22, 2023	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer